                                                                    Exhibit 99.1


ANC Rental Corporation, et al.           Case No. 01-11200 Jointly Administered

         SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
         --------------------------------------------------------------
                      For the Period May 1, to May 31, 2002


                                                                Current Period Activity      Acitivity - Filing Period to Date
                                                              ----------------------------   ---------------------------------
                                                                  Actual       Projected         Actual           Projected
                                                              ------------    ------------    --------------    --------------
        Cash - Beginning of Period                            $178,887,927    $ 74,454,000    $  101,226,814    $   99,778,000

Receipts:
        Credit Card and Local Deposits                        $176,627,432    $171,014,000    $1,139,051,541    $  986,992,000
        Collections of Accounts Receivable                      75,864,542      39,364,000       309,564,273       189,048,000
        Other Receipts                                          52,662,889       8,543,000       116,641,171        94,907,000
                                                              ============    ============    ==============    ==============
Total Receipts                                                $305,154,863    $218,921,000    $1,565,256,985    $1,270,947,000

Disbursements:
        US Trustee Fees Paid                                  $     80,000    $         --    $      147,500    $           --
    4   Fleet Operating Expenses                                18,726,184      16,804,000        81,896,929        93,737,000
   5a   Personnel - Net Cash Payroll                            21,799,050      18,083,571       143,163,021       138,837,214
   5b   Personnel - Payroll Taxes Paid                           9,799,125       8,128,940        53,269,170        48,745,108
   5c   Personnel - Benefits Payments                            7,637,952       6,336,122        37,914,690        34,862,100
   5d   Personnel - Payments of Garnishments Withheld              200,548         166,366         1,213,988         1,179,822
    6   Travel Expenses Paid                                       274,935         308,000         1,525,133         2,029,000
    7   Fuel Payments For Rental Fleet                           4,380,844       4,877,000        23,943,956        27,256,000
    8   Airport - Agency - Concession Fees Paid                 25,516,348       5,102,000       103,713,733        36,582,000
    9   Insurance Payments Auto Liability                          397,135       1,451,000         7,457,465        30,340,000
   10   Insurance - Other                                        4,937,922       5,002,000        16,063,617         9,585,000
   11   Facility and Other Fixed Operating Expenses Paid        15,342,125      10,336,000       105,725,767        84,095,000
   12   Other Miscellaneous Operating Expenses Paid              2,524,147       2,581,000         4,808,255        14,586,000
   13   Travel Agency Tour Operator Commission Payments         10,545,541       7,886,000        50,398,998        43,972,000
   14   Advertising Payments                                     2,581,395       7,381,000        17,359,581        35,364,000
   15   IT Consulting Payments                                   5,920,390       4,026,000        26,011,093        23,843,000
   16   IT Other Cash Payments                                   2,224,258       5,811,000        14,408,167        35,252,000
   17   Sales Taxes and Other Taxes Paid                        20,869,607      25,429,000       140,873,012       158,296,000
   18   Professional Fees Paid - Ordinary Course                   829,160         212,000         6,896,854         4,146,000
   19   Professional Fees Paid - Bankruptcy Professionals        1,446,783       1,680,000         5,565,970        12,110,000
   20   Other Miscellaneous Non-Operating Expenses Paid         14,051,043       1,888,000        44,759,642        11,534,000
   22   Liability Insurance Payments - Self Insured Program      4,569,095       5,004,000        26,230,190        29,562,000
   23   Capital Expenditures                                       393,682       2,137,000         1,904,801        27,765,000
   24   Interest and Financing Fees Paid                           649,378         940,000        17,228,259         6,260,000
   25   Vehicle Holding Costs Paid                              64,552,478      96,956,000       447,974,716       474,589,000
 25.1   Fleet Purchase Payments and Financing Enhancements      99,387,218      14,700,000       141,622,846        52,600,000
   26   Working Capital Fundings to Subsidiaries                 4,000,000              --         4,000,000         6,000,000
                                                              ============    ============    ==============    ==============
        Total Disbursements                                   $343,636,344    $253,226,000    $1,526,077,352    $1,443,127,245

        Net Cash Flow                                         $(38,481,481)   $(34,305,000)   $   39,179,633    $ (172,180,245)

        Cash at End of Period                                 $140,406,446    $ 40,149,000    $  140,406,447    $  (72,402,245)
                                                              ============    ============    ==============    ==============


Note: A revised cash budget was released on February 15, 2002. "Projected" amounts for the month of April posted from the revised budget. "Projected" amounts for the Filing Period to Date reflect a combination of the original budget and the revised budget.

                         ANC Rental Corporation et al.,
                     Case No. 01-11200 Jointly Administered
                         Summary Combined Balance Sheet
                                  May 31, 2002




                                     Assets

Cash & Cash Equivalents                                          $ 140,371,275
Restricted Cash                                                         35,171
Receivables, net                                                   151,532,636
Prepaid Expenses                                                    39,400,768
Revenue Earning Vehicles, net                                          152,031
Property Plant & Equip, net                                        309,252,469
Intangible Assets, net                                             127,131,913
Investment in Subsidiaries                                       3,729,223,003
Other Assets                                                        25,863,714
                                                                --------------
Total Assets                                                    $4,522,962,980
                                                                ==============


                       Liabilities & Shareholders' Equity

Accounts Payable                                                 $ 151,679,621
Accrued Liabilities                                                232,971,722
Insurance Reserves                                                 284,228,959
Other Debt                                                         273,891,567
Deferred Income Taxes                                              253,710,734
Interest rate hedges at fmv                                         82,260,000
Due to Affiliates                                                  715,515,146
Other Liabilities                                                   86,370,170
                                                                --------------
Total Liabilities                                                2,080,627,919

Shareholders' equity                                             2,442,335,061

                                                                --------------
Total Liabilities & Shareholders' Equity                        $4,522,962,980
                                                                ==============

                         ANC Rental Corporation, et al.
                              Case Number 01-11200
                           Combined Income Statement
                          For the Periods as Indicated


                                                                      One Month Ended    November 13, 2001
                                                                       May 31, 2002       to May 31, 2002
                                                                      ---------------    -----------------
Total Revenue                                                           183,806,805        1,138,105,301

Direct Operating Costs                                                   84,116,200          569,381,724
Vehicle Depreciation, net                                                71,810,351          466,381,203
SGA                                                                      40,687,106          268,728,452
Amortization of Intangibles                                                     420              290,330
Transition Cost                                                          22,058,894           91,458,092
Interest Income                                                            (219,833)          (1,961,718)
Interest Expense                                                          6,218,118           39,440,567
FMV Stand Alone Caps                                                      2,828,541           20,850,526
Other (income) / expense net                                               (108,306)          49,673,228
Loss on Sale and Leaseback Transaction

Income / (Loss) Before Tax                                              (43,584,686)        (366,137,103)

Income Taxes                                                                     --                   --
Extraordinary Gains/(Losses)                                                     --                   --

Net Income after Tax, before adoption                                   (43,584,686)        (366,137,103)

Cumm effect of chg in acct p,net of tax                                          --                   --

                                                                        -----------        -------------
Net Income                                                              (43,584,686)        (366,137,103)
                                                                        ===========        =============
